Acquisitions and Investments - Summary of Acquisitions (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Business Combinations [Abstract]
Fair value of assets acquired, net of cash acquired	$ 3,329	$ 3,672	$ 1,517
Cash paid, net of cash acquired	(2,397)	(1,767)	(1,008)
Liabilities assumed, debt issued and noncontrolling interest	932	792	479
Excess purchase price over fair value of net assets acquired	$ 1,903	$ 1,000	$ 377